BRANDES INVESTMENT TRUST
Brandes Small Cap Value Fund
Supplement dated February 10, 2022
to the Fund’s Summary Prospectus and Prospectus dated January 28, 2022
The section entitled “Fees and Expenses of the Fund” on page 1 of the Summary Prospectus and the section entitled “Fees and Expenses of the Fund” on page 22 of the Prospectus are deleted in their entirety and replaced with the below.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Small Cap Value Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $25,000 in the Brandes Funds. More information about these and other discounts is available from your financial professional and in the section titled, “Shareholder Information” on page 53 of the Prospectus and “Additional Purchase and Redemption Information” on page B‑83 of the Fund’s Statement of Additional Information.

Shareholder Fees (Fees paid directly from your investment)
	Class A	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)	None*	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%	0.70%
Distribution (12b‑1) Fees	0.25%	None	None
Other Expenses(1)	4.83%	5.96%	5.92%
Total Other Expenses	4.83%	5.96%	5.92%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	5.79%	6.67%	6.63%
Less: Fee Waiver and/or Expense Reimbursement	(4.63%)	(5.76%)	(5.90%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2), (3)	1.16%	0.91%	0.73%

*
Investments of $1 million or more are not subject to a front‑end sales charge but generally will be subject to a deferred sales charge of 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million, if redeemed within one year from the date of purchase.

(1)	“Other Expenses” for Class I shares includes 0.05% of class-specific sub‑transfer agency fees.

(2)
Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not correlate to the ratios of expenses (and net expenses) to average net assets provided in the financial highlights, which reflect only the operating expenses of the Fund and do not include acquired fund fees and expenses.

(3)
The Advisor has contractually agreed to limit the Small Cap Value Fund’s Class A, Class I and Class R6 annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation), including repayment of previous waivers, to 1.15% for Class A, 0.90% for Class I and 0.72% for Class R6 as percentages of the respective Fund classes’ average daily net assets through January 28, 2023 (the “Expense Caps”). The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Advisor. The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years with respect to any Class of the Fund. The Advisor may request reimbursement if the aggregate amount paid by the Fund toward operating expenses for the Class for the year (taking into account the reimbursement) does not exceed the lesser of the Expense Cap in effect at the time of waiver or at the time of reimbursement.

This Supplement should be retained for future reference